FROM Christophe Mourey Senior Vice-President Contracts DATE April 11th 2016 FAX +33 (0)5 61 93 47 27 OUR REFERENCE 160411 JBU Config Letter 2 COPY Gary Brooks Rob Luken Elaine Reich Michael Edwards
TO
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, NY 11101

Attention: Mark D. Powers
EVP Chief Financial Officer
mark.powers@jetblue.com
Telefax: +1 718 709 3639

Copy:
Ursula Hurley
Dora Habachy

CONFIGURATION MATTERS
Reference is made to the A320 family purchase agreement between JetBlue Airways Corporation (“JetBlue”) and Airbus S.A.S. (“Airbus”), dated October 19, 2011, as amended and supplemented from time to time (the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined in this letter shall have the meaning assigned to them in the Purchase Agreement.

Dear Sir,

Cabin Layout Schedule

Airbus and JetBlue each confirm and agree that subject to the terms of the Purchase Agreement, the Aircraft scheduled for delivery in calendar year 2017 will have the cabin layout configurations detailed in the table below. Airbus agrees to [***], which is detailed in Clause 1.2 of Amendment No. 2 to the Purchase Agreement.

Month	Year	Configuration	Location
[***]	2017	[***]	[***]
[***]	2017	[***]	[***]
[***]	2017	[***]	[***]
[***]	2017	[***]	[***]
[***]	2017	[***]	[***]
[***]	2017	[***]	[***]
[***]	2017	[***]	[***]
[***]	2017	[***]	[***]
[***]	2017	[***]	[***]
[***]	2017	[***]	[***]
[***]	2018	[***]	[***]

This Letter contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between Airbus and JetBlue.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Airbus SAS Société par actions simplifiée au capital de 2.704.375 Euros RCS Toulouse 383 474 814	Registered office: 1, rond-point Maurice Bellonte 31700 Blagnac, France

This Letter is subject to the confidentiality provisions set forth in Clause 22.10 of the Purchase Agreement.

This letter shall be governed by and construed in accordance with the governing law and jurisdiction provisions set forth in Clause 22.6 of the Purchase Agreement.

Yours faithfully,

Airbus S.A.S.

/s/ Christophe Mourey

Name: Christophe Mourey
Title: Senior Vice-President Contracts

Acknowledged and agreed for
JetBlue Airways Corporation

/s/ Mark D. Powers

Name: Mark D. Powers
Title: Chief Financial Officer

Airbus SAS Société par actions simplifiée au capital de 2.704.375 Euros RCS Toulouse 383 474 814	Registered office: 1, rond-point Maurice Bellonte 31700 Blagnac, France